                FIRST AMENDMENT TO STANDARD COMMERCIAL LEASE

         This First Amendment to Standard Commercial Lease (this "Amendment") is made as of May __, 2000 by and between Greenwood Plaza Partners, LLC, a Colorado limited liability company ("Lessor"), and New Era of Networks, Inc., a Delaware corporation ("Lessee").

         1. RECITALS. Lessor and Lessee are parties to that certain Standard Commercial Lease dated July 22, 1999 (the "Original Lease"). Lessor and Lessee desire to the amend the Original Lease for their mutual benefit, all as set forth in this Amendment. When used in this Amendment, the term "Lease" means the Original Lease as amended by this Amendment.

         2. LEASED PREMISES. Section 1.02 of the Original Lease is modified to delete the description of the Leased Premises and to replace such description with the following: "Lot 1, Greenwood Plaza South Filing No.6, Arapahoe County, Colorado, including all improvements thereto and all buildings, structures, and other improvements located thereon."

         3. TERM. Section 1.03 of the Original Lease is amended to delete the words "120 months thereafter."

         4. PLACE OF PAYMENT. Section 1.05 of the Lease is amended to provide that, commencing with the payment due June 1, 2000, rent shall be paid by NEON to a bank account of Lessor established with Citibank, N.A., New York, New York. Prior to May 15, 2000, Lessor shall provide the exact account information and wiring instructions.

         5. SECURITY DEPOSIT. The security deposit provided for by paragraph
1.07 of the Lease in the form of a Certificate of Deposit in the amount of $80,000.00 and so long as Lessor owes any indebtedness to Citicorp USA, Inc. with respect to the Leased Premises, such security deposit shall be held by Citibank N.A. Lessee shall deposit with Citibank, N.A. in Account No. 2139278 those tenant security deposits from NEON's subtenants which exceed $100,000.00 in the aggregate, provided, however, that Lessee shall only be required to deposit those amounts in excess of $100,000.00.

         6. TAXES AND ASSESSMENTS. In the second line of paragraph 2.02(a), the phrase "pursuant to Section 2.01" is deleted. Section 2.02(c) is revised in its entirety as follows:

                  In the event Lessee fails to pay any taxes and assessments as required by this Section 2.02, Lessor, at its option, may pay such taxes and assessments. Such amounts shall be Additional Rent under this Lease and shall be due on demand.

         7. BUILDING SERVICES. Paragraph 4.01 is modified to read in its entirety as follows:

                  Public utilities have made natural gas, water, electricity, sanitary sewer, and telephone utilities available in the street adjacent to the Leased Premises and Lessor has hooked up such utilities to the appropriate building systems. Lessee shall make appropriate arrangements with such public utilities for utility service.

         8. WINDOW COVERINGS. The first sentence of paragraph 4.05 is modified to read in its entirety as follows:

                  Lessee is responsible to furnish and install window coverings on all exterior windows in the Buildings if Lessee so elects. Lessee's choice of window coverings is subject to the approval of Lessor, with the intent that such window coverings maintain a uniform exterior appearance of the Buildings.

         9. LESSOR IMPROVEMENTS. Paragraphs 6.01 and 14.05 contemplate certain plans and specifications to be attached to the Original Lease as Exhibit "C". Exhibit "C" as attached to the Original Lease was incomplete. Exhibit "C" as attached to this Amendment and is incorporated into the Lease as if originally attached to the Original Lease.

         10. CASUALTY AND INSURANCE. Paragraphs 7.01 and 7.02 are modified to change "ninety (90) working days" to "one hundred eighty (180) days."

         11. LESSOR ASSIGNMENT. The first sentence of paragraph 9.01 is revised to read in its entirety as follows: "Lessor shall have the right to sell, transfer, or assign, in whole or in part, its rights and obligations under this Lease and in the Building."

         12. SUBORDINATION. The first sentence of paragraph 9.04 is modified to replace the word "Building" wherever it appears with the words "Leased Premises."

         13. ADDITIONAL REMEDY ON DEFAULT. Paragraph 11.02 of the Lease is amended to add the following additional language at the end of paragraph 11.02 to read as follows:

                  (a) Subparagraph 11.02(b) which follows shall be effective and a part of this Lease only following the occurrence of all of the following events: (i) Lessee shall be in default under this Lease; and (ii) the beneficiary of the Deed of Trust securing payment of the $29,000,000.00 loan (the "Loan") made by Citicorp USA, Inc. to Greenwood Plaza Partners, LLC which encumbers the Leased Premises shall have declared a default under the Loan and foreclosed such Deed of Trust and the foreclosure sale shall have occurred; and (iii) Citicorp USA, Inc. or its successor in interest with respect to the Loan shall have applied toward payment of the Loan all amounts in any bank account held as collateral for the Loan to the extent then held as collateral and Citicorp USA, Inc. or its successor is legally entitled to do so. Both subparagraphs 11.02(a) and (b) shall be deemed deleted from this Lease if the Loan is paid in full without resort to foreclosure.

                  (b) For purposes of calculating damages under this Section 11.02, Lessor may elect to receive as damages the sum of (i) all Base Rent and other sums accrued through the date of termination of this Lease or Lessee's right to possession, and
                  (ii) an amount equal to the total Base Rent and other sums payable hereunder that Lessee would have been required to pay for the remainder of the term of the Lease discounted to present value at the Prime Rate (defined below) then in effect, minus the then present fair rental value of the Leased Premises for the remainder of the term of the Lease, similarly discounted, after deducting all anticipated costs of reletting. For purposes hereof, the "Prime Rate" shall be the per annum interest rate publicly announced as its prime or base rate by a federally insured bank selected by Lessor in the state in which the Leased Premises are located.

         14. BUILDING. Paragraph 14.03 is revised to read in its entirety as follows:

                  "Building" means the two office buildings and the parking structure located on and constituting a part of the Leased Premises.

         15. COMPLETION DATE. Paragraph 14.05 is modified by deleting from line 6 the words "condemnation, and damages" and replacing them with the words "and condemnation."

         16. PARKING. Paragraph 16.16 of the Lease is revised to read in its entirety as follows:


                  As of the date of this Amendment, Lessor provides, and will during the Term of the Lease provide, to Lessee, 45 unreserved surface parking spaces and 720 parking spaces located in the parking garage. Lessee will pay Lessor a monthly parking fee for the garage parking spaces as Additional Rent at the same time Rent is due under this Lease based upon the following schedule:

                                     Years 1-5:  $50.00 per month per space
                                     Years 6-8:  $57.50 per month per space
                                     Years 9-10: $62.70 per month per space


         17. MANAGEMENT AGREEMENT. Any property management agreement entered by NEON with a property manager with respect to the Leased Premises shall provide that it shall be terminable on 30 days' notice following termination of the Lease.

         18. EXECUTION BY FACSIMILE AND COUNTERPARTS. This Amendment may be executed in one or more counterparts, all of which shall, taken together, constitute one and the same agreement. The parties intend that delivery may be effected by facsimile transmission and that a facsimile copy which has been executed by the transmitting party shall constitute an original.

         19. MISCELLANEOUS. Except as modified by this Amendment, the Original Lease is in full force and effect in accordance with its terms. Each of Lessor and Lessee represents to the other that, to the knowledge of each, there are no defaults under the Lease and Lessee has no defenses or offsets to payment of Rent.


LESSOR:                                    LESSEE:


GREENWOOD PLAZA PARTNERS, LLC,             NEW ERA OF NETWORKS, INC.,
a Colorado limited liability company       a Delaware corporation

By:                                        By: /s/ LEONARD GOLDSTEIN
   -----------------------------------        ----------------------------------
Name: George F. Adam, Jr.                  Name: Leonard Goldstein
Title: CEO                                 Title: CAO

                         GENERAL SECURITY AGREEMENT AND
                             ASSIGNMENT OF ACCOUNTS






         THIS GENERAL SECURITY AGREEMENT AND ASSIGNMENT OF ACCOUNTS, dated as of this 3rd day of May, 2000 is from NEW ERA OF NETWORKS, INC. ("Pledgor"), to and for the benefit of CITICORP USA, INC., a Delaware corporation (which, together with its successors, assigns, endorsees, transferees and assignees, is hereinafter referred to as "Lender").


                                    RECITALS

         A. Lender has made a loan (the "Loan") to Greenwood Plaza Partners, LLC ("Borrower") in the amount of $29,000,000 (the "Loan"), which Loan is evidenced by Borrower's Promissory Note of even date herewith in the amount of $29,000,000 payable to Lender (the "Note"). The Loan is evidenced by a Loan Agreement, of even date herewith, among Borrower, Lender, and Guarantor (the "Loan Agreement"). The Loan is fully recourse to Borrower. Defined terms used herein and not defined herein shall have the meaning set forth in the Loan Agreement.

         B. Pledgor has entered into a Standard Commercial lease with Borrower (the "Master Lease") dated July 22, 1999 pursuant to which Pledgor has leased the property known as 6550 and 6560 S. Greenwood Plaza Boulevard, Englewood, Colorado (the "Property").

         C. Borrower shall use the Loan proceeds to payoff an existing loan to Borrower from Pledgor. Pledgor will benefit for Lender making the Loan to Borrower.

         D. In connection with the Loan, Pledgor has established the Excess Space TI Account, the Tenant Security Deposit Account, and the Third Party Tenants Cash Collateral Account. As a condition precedent to the Loan, Pledgor is required to assign, pledge, transfer and grant Lender a security interest in all accounts of Pledgor at Citibank, N.A. intended to constitute collateral for the Loan, including without limitation, the Excess Space TI Account, the Tenant Security Deposit Account, and the Third Party Tenants Cash Collateral Account (collectively, the "Accounts").

         E. Pledgor's execution of this Agreement and pledging and assigning the Accounts to Lender is a condition precedent to Lender making the Loan to Borrower. Lender would not make the Loan to Borrower unless Pledgor entered into this Agreement and pledged and assigned the Accounts to Lender. Pledgor acknowledges receipt of adequate consideration for entering into this Agreement and pledging the Accounts.

                                    AGREEMENT

         IN CONSIDERATION of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Pledgor agrees with Lender as follows:

         1. Assignment and Pledge. For value received, Pledgor hereby sells, assigns, pledges, transfers and grants Lender a security interest in all of Pledgor's right, title and interest in and to the following (the "Collateral"):

         (a) All checking accounts, money market accounts, passbook savings accounts and all other accounts now or hereafter established by Pledgor at Citibank, N.A., its affiliates or subsidiaries intended to constitute collateral for the Loan and all renewals thereof or substitutions, additions thereto, proceeds therefrom and all amounts at any time on deposit therein together with all interest or dividends thereon;

         (b) All amounts at any time on deposit in the Excess Space TI Account, and all renewals or substitutions thereof, additions thereto, proceeds therefrom and all amounts at any time on deposit therein together with all interest or dividends thereon;

         (c) All amounts at any time on deposit in the Tenant Security Deposit Account, and all renewals or substitutions thereof, additions thereto, proceeds therefrom and all amounts at any time on deposit therein together with all interest or dividends thereon;

         (d) All amounts at any time on deposit in the Third Party Tenants Cash Collateral Account, and all renewals or substitutions thereof, additions thereto, proceeds therefrom and all amounts at any time on deposit therein together with all interest or dividends thereon;

         (e) Account No. 2137682 (Excess Space TI Account) at Citibank, NA., an interest bearing account with a rate determined by Lender and similar to the rate paid on similar impound deposits, and all renewals or substitutions thereof, additions thereto, proceeds therefrom and all amounts at any time on deposit therein together with all interest or dividends thereon;

         (f) Account No. 2139278 (Tenant Security Deposit Account) at Citibank, N.A., an interest bearing account with a rate determined by Lender and similar to the rate paid on similar impound deposits, and all renewals or substitutions thereof, additions thereto, proceeds therefrom and all amounts at any time on deposit therein together with all interest or dividends thereon;

         (g) Account No. 2137704 (Third Party Tenants Cash Collateral Account) at Citibank, N.A., an interest bearing account with a rate determined by Lender and similar to the rate paid on similar impound deposits, and all renewals or substitutions thereof, additions thereto, proceeds therefrom and all amounts at any time on deposit therein together with all interest or dividends thereon.

         2. Security for Obligations. This Agreement secures the payment of all obligations of Borrower to Lender now or hereafter existing under the Note and all other Loan Documents, including any extensions, replacements, modifications, substitutions, amendments and renewals thereof, whether for principal, interest, fees, expenses or otherwise (all such obligations being the "Obligations"). Pledgor shall not have any right to withdraw funds from the Accounts except in accordance with the Loan Agreement.

         3. Representations and Warranties. Pledgor represents and warrants as follows:

         (a) Pledgor is the legal and beneficial owner of the Collateral free and clear of any lien, claim, security interest, assignment, pledge, charge or encumbrance whatsoever, except for the liens and security interests created by this Agreement, and the Collateral shall remain free and clear of any other lien, claim, security interest, assignment, pledge, charge or encumbrance of any nature whatsoever so long as any of the Obligations remain unpaid. No financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of Lender relating to this Agreement.

         (b) Pledgor has legal title and good right and lawful authority to pledge, assign and deliver the Collateral.

         (c) Pledgor will not create, assume or suffer to exist any lien on the Collateral other than pursuant to this Agreement.

         (d) The pledge of the Collateral pursuant to this Agreement creates a valid and, with execution of a letter by Citibank, N.A. in the form of Exhibit A attached hereto, a perfected, first priority security interest in the Collateral securing the payment of the Obligations.

     (f) The pledge of the Collateral pursuant to this Agreement constitutes an absolute and unconditional pledge of the Accounts and all amounts on deposit therein as cash collateral security for the Loan. Such pledge is unrelated to the Master Lease and Lender's rights to the Collateral are not contingent upon a default under the Master Lease, or a failure to complete any construction on the Property, or any other condition, other than an event of default under the Loan.

     (e) The pledge of the Collateral pursuant to this Agreement is made for the purpose of inducing Lender to make the Loan to Borrower, which Lender would not make without such pledge, and the proceeds of such Loan will be used to repay the outstanding loan from Pledgor to Borrower.

     (f) Pledgor has full power to enter into and perform its obligations under this Agreement and all other documents contemplated hereby or executed pursuant hereto. The execution and delivery of this Agreement and all other documents contemplated hereby or executed pursuant hereto and the performance and observance of their terms, conditions and obligations have been duly authorized by all necessary action on the part of Pledgor. This Agreement and all other documents contemplated hereby or executed pursuant hereto constitute or will constitute when executed and delivered by Pledgor, valid and binding obligations of Pledgor enforceable in accordance with their terms.

     (g) The execution and delivery of this Agreement and all other documents contemplated hereby or executed pursuant hereto and the consummation of all transactions contemplated hereby and thereby, do not and will not conflict with, or be in contravention of, any of Pledgor's governing documents, any law, order, rule or regulation applicable to Pledgor or any agreement or instrument to which Pledgor is a party or by which the Property is bound or affected, and will not result in the creation of any lien, charge or encumbrance of any nature upon the Property other than that contemplated hereby.

     4. Covenants/Further Assurances. Pledgor agrees that, at any time and from time to time, at the expense of Pledgor, Pledgor will promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable, or that Lender may request, in order to perfect and protect the assignment and security interest granted or purported to be granted hereby or to enable Lender to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, Pledgor will execute and file such financing or continuation statements, or amendments thereto, and such other assignments, instruments or notices, as may be necessary or desirable, or as Lender may request, in order to perfect and preserve the assignment and security interest granted or purported to be granted hereby.

         5. Waiver/Withdraw of Collateral.

         (a) Pledgor waives any right to require Lender to proceed against any other person, including Borrower or any Guarantor, or to apply any other collateral or security which Lender may hold at any time for the account of the Borrower or Pledgor, or to exercise any other remedy. Without limiting the generality of the foregoing, the Pledgor specifically waives demand, protest, notice of protest, notice of default or dishonor (other than as specifically provided for in Section 6 below), notice of payment and non-payment, notice of default and non-payment at maturity (other than as specifically provided for in Section 6 below) and agrees that the Obligations and the rights of the Lender pursuant to this Agreement shall not be waived or modified in any respect by any release, substitution, or addition of collateral, security, guarantors, or endorsers with respect to the Obligations.

         (b) Pledgor acknowledges and agrees that, except as specifically set forth in the Loan Agreement with respect to certain releases of the Collateral under the conditions set forth therein, Pledgor has no right to and hereby relinquishes any right to withdraw or remove or have access to or the use of the Collateral or any funds in the Accounts.

         6. Events of Default. The occurrence of any one or more of the following events or existence of any one or more of the following conditions shall constitute an Event of Default under this Agreement and all other Loan
Documents:

         (a) Borrower shall fail to pay, when due, the principal of or interest on the Note, or any installment thereof (whether due on the date provided for herein or by acceleration or otherwise).

         (b) Pledgor shall fail to observe or perform any term, condition or covenant of this Agreement, and such failure shall not be cured within 10 days after notice from Lender.

         (c) Any material representation or warranty made by Pledgor herein or in connection with the making of the Loan or in any certificate, statement or report made pursuant to this Agreement is false, misleading or erroneous in any material respect.

         (d) There shall occur a default, or the occurrence of any event or circumstance defined as an Event of Default, under any of the Loan Documents other than this Agreement.

         7. Remedies. Upon the occurrence and during the continuance of an Event of Default hereunder or an event which, with the giving of notice or the lapse of time, or both, would become an Event of Default hereunder:

         (a) Pledgor hereby irrevocably constitutes and appoints Lender its respective true and lawful attorney, with full power of substitution: to demand, collect, and receive payment of any and all monies or proceeds due or to become due under the Collateral; to execute any and all instruments required for the withdrawal or repayment of same, or any part thereof; and to complete such instruments in any respect; and in all respects to deal with the Collateral as the holder thereof; and, in its discretion, file any claim or take any other action or proceeding, either in its own name or in the name of the Pledgor which Lender may deem necessary or appropriate to protect and preserve the right, title, assignment, pledge, transfer, and interest of Lender hereunder.

         (b) All payments received by Pledgor under or in connection with the Collateral shall be received in trust for the benefit of Lender, shall be segregated from other funds of Pledgor and shall be forthwith paid over to Lender in the same form as so received (with any necessary endorsement), to the extent of the Obligations then due.

         (c) All payments made under or in connection with the Collateral and received by Lender may, in the discretion of Lender, be held by Lender as collateral for, and/or then or at any time thereafter applied in whole or in part by Lender against, all or any part of the Obligations in such order as Lender shall elect. Any surplus of such payments held by Lender and remaining after payment in full of all the Obligations shall be paid over to Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

         (d) Take possession of the Collateral and apply all or any part of the Collateral to repay the Loan and satisfy Borrower's Obligations in such order as Lender may elect, irrespective of whether there is any breach or default under the Master Lease. Pledgor acknowledges that such a breach or default is not a condition to application of the Collateral by Lender to repay the Loan because the pledge of the Collateral is absolute and unrelated to the Master Lease.

         (e) Lender may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code (the "Code").

         8. Indemnity. Pledgor agrees to indemnify Lender from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting from Lender's gross negligence or willful misconduct.

         9. Security Interest Absolute. All rights of Lender and the assignment and security interest hereunder, and all obligations of Pledgor hereunder, shall be absolute and unconditional, irrespective of:

         (a) any lack of validity or enforceability of the Loan Documents;

         (b) any change in the time, manner or place of payment of, or in any other term of; all or any of the Obligations or any other amendment or waiver of or any consent to any departure from the Loan Documents;

         (c) any amendment, modification or restatement of the Loan Documents;

         (d) any exchange, release or nonperfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations;

         (e) the existence of any claim, setoff, defense or other right that Borrower or Pledgor may have at any time against Lender or any other person, whether in connection with this Agreement or the Loan Documents; or

         (f) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, which might otherwise constitute a defense available to, or a discharge of, Pledgor or a third-party grantor of a security interest.

         10. Amendments, Etc. No amendment or waiver of any provision of this Agreement nor consent to any departure by Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which give.

         11. Notices. Any notice required to be given to any party pursuant to any provision of this Agreement shall be given in the manner prescribed in the Loan Agreement.

         12. Continuing Security Interest; Transfer of Note; Release of Collateral. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the payment in full of the Obligations (except that if Lender enters into a written agreement to voluntarily extend the Loan without Pledgor's consent, then this Agreement and Lender's security interest in the Collateral shall terminate),

(b) be binding upon Pledgor, its successors and assigns and (c) inure, together with the rights and remedies of Lender hereunder, to the benefit of Lender, its successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), Lender may assign or otherwise transfer the Note, or any other Loan Document, or any portion thereof to any other person or entity, and such other person or entity shall thereupon become vested with all the benefits in respect thereof granted to Lender herein or otherwise.

         13. Miscellaneous. (a) This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado.

         (b) Unless otherwise defined herein, terms used in Article 9 of the Uniform Commercial Code in the State of Colorado are used herein as therein defined.

         (c) Jurisdiction and Venue. At the sole option of Lender, any action concerning this Agreement or any other Loan Document may be brought in (i) the Colorado District Court for the City and County of Denver, Colorado, (ii) in the United States District Court for the District of Colorado, or (iii) any New York state or federal court sitting in New York County, State of New York, and Pledgor hereby irrevocably agrees that all claims in respect of any such action or proceeding may be heard and determined in any of the courts described above. Pledgor hereby consents to nonexclusive venue and jurisdiction in any of the courts described above and hereby irrevocably waives the defense of inconvenient forum to the maintenance of any such action or proceeding.

         (d) Waiver of Jury Trial. Pledgor hereby waives any right to jury trial of any claim, cross-claim or counterclaim relating to or arising out of or in connection with this Agreement any of the other Loan Documents.

         (e) Provisions Several/Illegality. The unenforceability or invalidity of any provision or provisions hereof shall not render any other provision or provisions herein contained unenforceable or invalid and in lieu of each such illegal, invalid or unenforceable provision there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable.

         (f) Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original.


                        [SIGNATURE APPEARS ON NEXT PAGE]

         IN WITNESS WHEREOF, Pledgor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                              PLEDGOR:

                              NEW ERA OF NETWORKS, INC.


                              By:  /s/ LEONARD GOODSTEIN
                                  ---------------------------------------------
                              Name:    Leonard Goodstein
                                    -------------------------------------------
                              Title:   Chief Administrative Officer
                                     ------------------------------------------

                                   EXHIBIT A


                       (Attached to and forming a part of
           the General Security Agreement and Assignment of Accounts
                 between New Era of Networks, Inc. as Assignor
                       and Citicorp USA, Inc. as Assignee
                              dated May __, 2000)


                         FORM OF CITIBANK PLEDGE LETTER


Citibank, N.A.
425 Park Avenue, 4th Floor
New York, NY 10022

          Re:      Pledge of accounts

Gentlemen:

         Reference is made to that certain Loan Agreement dated of even date herewith (the "Loan Agreement") by and between Greenwood Plaza Partners, LLC, as Borrower, and Citicorp USA, Inc., a Delaware corporation, as Lender. Defined terms used in this letter and not defined herein, shall have the meanings ascribed to them in the Loan Agreement.

         Pursuant to a General Security Agreement and Assignment of Accounts, dated of even date herewith, executed by New Era of Networks, Inc. ("Pledgor") in favor of Lender, a copy of which is attached hereto, Pledgor has pledged and assigned to Lender, and has granted Lender a security interest in, any and all checking accounts, money market accounts, passbook savings accounts and all other accounts now or hereafter established by Pledgor with Lender, its affiliates and subsidiaries that are intended to constitute collateral under the loan to Borrower, including without limitation, (1) the Excess Space TI Account, established pursuant to the Loan Agreement, which account is currently Account No. 2137682 at Citibank, N.A., (2) the Tenant Security Deposit Account, established pursuant to the Loan Agreement, which account is currently Account No. 2139278 at Citibank, N.A., and (3) the Third Party Tenants Cash Collateral Account, established pursuant to the Loan Agreement, which account is currently Account No. 2137704 at Citibank, N.A.

         Lender will deposit the proceeds of the Permanent Cash Collateral Account, the Excess Space TI Account, the Tenant Security Deposit Account and the Third Party Tenants

Cash Collateral Account in the account numbers described above, subject to Lender's first lien and security interest in the Accounts.

         By this letter, Lender and Pledgor authorize and request that you hold the Accounts as Lender's agent for the sole limited purpose of allowing Lender's security interest to be perfected by possession in accordance with applicable law. Lender and Pledgor further request that you act in accordance with Lender's instructions as to transfers of funds from time to time out of the Accounts and that you waive your right of set-off with respect to the Accounts. By executing this letter you (1) acknowledge the existence of the assignment to and security interest of Lender in the Accounts, (2) agree that you will mark your records with respect to such Accounts to reflect Lender's Security Interest, (3) agree to act in accordance with Lender's instructions as to transfer of funds from time to time out of the Accounts, (4) will not allow any funds to be withdrawn or transferred from the Accounts without Lender's consent, (5) agree that you waive your right to setoff with respect to the Accounts and (6) agree that you will respond to any legal process effecting the Accounts by noting in your response the existence of Lender's interest in the Accounts.

         By this letter, Pledgor (1) acknowledges that Citibank, N.A. is holding the Accounts as agent for Lender in order to perfect Lender's lien on and security interest in the Accounts, (2) hereby specifically instructs Citibank, N.A. to act upon instructions from Lender with respect to the Accounts and, in the event of conflicting instructions from Pledgor and Lender, to rely in all instances upon the instructions of Lender, and (3) releases and relinquishes any right to withdraw funds from the Accounts without Lender's consent. Pledgor hereby agrees to indemnify and hold Citibank, N.A. harmless from relying on such instructions.

         Kindly acknowledge your acceptance of your appointment as agent for Lender, your receipt of these instructions by signing your enclosed copy of this letter and returning it to Lender.

                                             Very truly yours,

                                 CITICORP USA, INC., a Delaware
                                   corporation


                                 By:  /s/ P.S. THOMPSON
                                     ------------------------------------------

                                 Name:    P.S. Thompson
                                       ----------------------------------------
                                 Title:   VP
                                       ----------------------------------------

                                 NEW ERA OF NETWORKS, INC.


                                 By:
                                     ------------------------------------------
                                 Name:
                                       ----------------------------------------
                                 Title:
                                         --------------------------------------



AGREED AND ACCEPTED as of
the day first above written:

CITIBANK, N.A.

By:  /s/ PAUL V. GLORIOSO
    ------------------------------------------
  Name:  Paul V. Glorioso
         -------------------------------------
  Title: Vice President
         -------------------------------------

                                   May 3, 2000




Citibank, N.A.
425 Park Avenue, 4th Floor
New York, NY 10022

       RE: PLEDGE OF ACCOUNTS FROM NEON

Gentlemen:

     Reference is made to that certain Loan Agreement dated of even date herewith (the "Loan Agreement") by and between Greenwood Plaza Partners, LLC, as Borrower, and Citicorp USA, Inc., a Delaware corporation, as Lender. Defined terms used in this letter and not defined herein, shall have the meanings ascribed to them in the Loan Agreement.

     Pursuant to a General Security Agreement and Assignment of Accounts and General Hypothecation Agreement, dated of even date herewith, executed by New Era of Networks, Inc. ("Pledgor") in favor of Lender, a copy of which is attached hereto, Pledgor has pledged and assigned to Lender, and has granted Lender a security interest in, any and all checking accounts, money market accounts, passbook savings accounts and all other accounts now or hereafter established by Pledgor with Lender, its affiliates and subsidiaries that are intended to constitute collateral under the loan to Borrower, including without limitation, (1) the Permanent Cash Collateral Account, which currently is Account No. 554797 at Citibank, N.A., (2) the Excess Space TI Account, established pursuant to the Loan Agreement, which account is currently Account No. 2137682 at Citibank, N.A., (3) the Tenant Security Deposit Account, established pursuant to the Loan Agreement, which account is currently Account No. 2139278 at Citibank, N.A., and (4) the Third Party Tenants Cash Collateral Account, established pursuant to the Loan Agreement, which account is currently Account No. 2137704 at Citibank, N.A.

     Lender will deposit the proceeds of the Permanent Cash Collateral Account, the Excess Space TI Account, the Tenant Security Deposit Account and the Third Party Tenants Cash Collateral Account in the account numbers described above, subject to Lender's first lien and security interest in the Accounts.

     By this letter, Lender and Pledgor authorize and request that you hold the Accounts as Lender's agent for the sole limited purpose of allowing Lender's security interest to be perfected by possession in accordance with applicable law. Lender and Pledgor further request that you act in accordance with Lender's instructions as to transfers of funds from time to time out of the Accounts and that you waive your right of set-off with respect to the Accounts. By executing this letter you

Citibank, N.A.
May 3, 2000
Page 2



(1) acknowledge the existence of the assignment to and security interest of Lender in the Accounts. (2) agree that you will mark your records with respect to such Accounts to reflect Lender's Security Interest, (3) agree to act in accordance with Lender's instructions as to transfer of funds from time to time out of the Accounts, (4) will not allow any funds to be withdrawn or transferred from the Accounts without Lender's Consent, (5) agree that you waive your right to setoff with respect to the Accounts and (6) agree that you will respond to any legal process effecting the Accounts by noting in your response the existence of Lender's interest in the Accounts.

     By this letter, Pledgor (1) acknowledges that Citibank, N.A. is holding the Accounts as agent for Lender in order to perfect Lender's lien on and security interest in the Accounts, (2) hereby specifically instructs Citibank, N.A. to act upon instructions from Lender with respect to the Accounts and, in the event of conflicting instructions from Pledgor and Lender, to rely in all instances upon the instructions of Lender, and (3) releases and relinquishes any right to withdraw funds from the Accounts without Lender's consent. Pledgor hereby agrees to indemnify and hold Citibank, N.A. harmless from relying on such instructions.

     Kindly acknowledge your acceptance of your appointment as agent for Lender, your receipt of these instructions by signing your enclosed copy of this letter and returning it to Lender.

                                          Very truly yours,

                                          CITICORP USA, INC., a Delaware
                                             corporation

                                          By: /s/ R. S. THOMPSON
                                             -----------------------------------
                                          Name: R. S. Thompson
                                               ---------------------------------
                                          Title: V.P.
                                                --------------------------------

Citibank, N.A.
May 3, 2000
Page 3

                                   NEW ERA OF NETWORKS, INC.

                                   By: /s/ LEONARD GOLDSTEIN
                                      ----------------------------------
                                   Name: LEONARD GOLDSTEIN
                                        --------------------------------
                                   Title: CHIEF ADMINISTRATIVE OFFICER
                                         -------------------------------


AGREED AND ACCEPTED as of
the day first above written:

CITIBANK, N.A.

By: /s/ PAUL V. GLORIOSO
    ---------------------------------------
    Name: PAUL V. GLORIOSO
         ----------------------------------
    Title: VICE PRESIDENT
          ---------------------------------

GENERAL HYPOTHECATION AGREEMENT                               CITICORP USA, INC.



Not for Consumer Transactions


         In consideration of any liability of Greenwood Plaza Partners, LLC to Citicorp USA, Inc. (the "Lender") and/or in order to induce the Lender, acting in its discretion, to make loans or otherwise to extend or continue credit at any time(s) to Greenwood Plaza Partners, LLC, the undersigned hereby agree(s):

         I. That, as security for that certain Loan from Lender to Greenwood Plaza Partners, LLC in the amount of $29,000,000, as evidenced by that certain Loan Agreement of even date herewith (the "Loan Agreement") and all obligations in connection therewith (the "Obligations"), the undersigned hereby pledges and grants to the Lender a lien upon, a security interest in and an assignment of any and all property (as defined below) in which the undersigned at any time has rights and which at any time has been delivered, transferred, pledged, mortgaged or assigned to, or deposited in or credited to (a) the Permanant Cash Collateral Account (as defined in the Loan Agreement), or any other account in which the Permanent Cash Collateral (as defined in the Loan Agreement) is held, or (b) Account No. 554797 in the name of the undersigned maintained by Citibank, N.A. (the "Securities Intermediary") and all assets on deposit therein, (collectively, the "Pledged Account") and that is otherwise at any time in the possession or under the control or recorded on the books of or has been transferred to the Lender, the Securities Intermediary or any other third party(ies) acting in its behalf or designated by it to the extent identified with or intended for deposit in the Pledged Account. Stock dividends and the distributions on account of any stock or other securities subject to the terms and provisions hereof shall be deemed an increment thereto and if not received directly by the Lender shall be delivered immediately to it by the undersigned in form for transfer.

         II. That the Lender shall exercise reasonable care in the custody of any property at any time(s) in its possession or control hereunder, or otherwise subject to the terms and provisions hereof, but shall be deemed to have exercised reasonable care if such property is accorded treatment substantially equal to that which the Lender accords its own property (it being understood that the Lender shall have no responsibility for ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any property and whether or not the Lender has or is deemed to have knowledge of such matters), or if the Lender takes such action with respect to the property as the undersigned shall reasonably request in writing and to which the Lender consents, but no failure to comply with any such request nor any omission to do any such act requested by the undersigned shall be deemed a failure to exercise reasonable care, nor shall any failure of the Lender to take necessary steps to preserve rights against any parties with respect to any property in its possession or control, or otherwise subject to the terms and provisions hereof, be deemed a failure to exercise reasonable care.

         III. That, in addition to its rights and interests as herein set forth, the Lender may, as its option at any time after the occurrence of an Event of Default under the Loan Agreement and with or without notice to the undersigned, appropriate and apply to the payment or reduction, either in whole or in part of the amount owing on any one or more of the Obligations, then due, any and all moneys now or hereafter with the Lender, any affiliate of the Lender or any third party acting in its behalf or designated by it, on deposit or otherwise to the credit of or belonging to the undersigned in the Pledged Account. The undersigned understands and agrees that the Lender shall not be obligated to assert or enforce any rights, liens or security interests hereunder or to take any action in reference thereto, and that the Lender may in its discretion at any time(s) relinquish its rights as to particular property or in any instance without thereby affecting or invalidating its rights hereunder as to any other property hereinbefore referred to or in any similar or other circumstance.

         IV. That, so long as any of the Obligations shall remain unpaid, the undersigned will not, unless the Lender shall otherwise consent in writing, create or suffer to exist any lien, security interest or other charge or encumbrance, or any other type of preferential arrangement, upon or with respect to the Pledged Account.

         V. That, so long as any of the Obligations shall remain unpaid the undersigned will maintain at all times in the Pledged Account assets acceptable to the Lender, consisting of cash and cash equivalents. Such cash and cash equivalents, and any additional securities, cash and cash equivalents pledged to the Lender from time to time and deposited in the Pledged Account, together with any income and distributions in connection with the securities (including stock splits) and any proceeds thereof deposited in the Pledged Account, shall be the "Pledged Collateral", provided that the Pledged Collateral specifically excludes Pledger's Account No. 554796 and any amounts on deposit therein.

         VI. That, so long as any of the Obligations shall remain unpaid, the undersigned may not withdraw any Pledged Collateral from the Pledged Account.

         VII. That each type of Pledged Collateral shall at all times be cash or cash equivalents as determined by Lender in Lender's sole and absolute discretion.

         VIII. That the undersigned shall comply with the following minimum collateral value requirements:

               (a) If at any time the loanable value of the Pledged Collateral as reasonably determined by Lender is less than $5,000,000, the undersigned shall deposit additional Pledged Collateral into the Pledged Account, as specified by the Lender in its sole discretion, so that, after giving effect to such deposit or repayment, the loanable value of the Pledged Collateral as reasonably determined by Lender is at least $5,000,000, or such lower amount as may be approved by Lender. The loanable value of any collateral shall be determined by Lender at the time that the collateral is included as part of the Pledged Collateral. The loanable value of cash and cash equivalence acceptable to Lender (e.g., short term U.S. Government Treasuries) shall generally be 100% of the market value. The loanable value of other types of Pledged Collateral may be less than 100% of the fair market value and such loanable value shall be determined by Lender in its sole discretion.

         IX. That in the event of the happening of any one or more of the following, any one of which shall constitute an event of default, to wit: (a) the non-payment of any of the Obligations when payable, or, in the case of Obligations payable on demand, when payment is demanded; (b) the failure of the undersigned forthwith to furnish additional collateral to the satisfaction of the Lender to the extent required hereunder, or to perform or observe any other covenant or obligation hereunder, or under any instrument, agreement or other document delivered in connection herewith; (c) any representation or warranty made by the undersigned under or in connection herewith shall have been incorrect when made or deemed made; (d) the insolvency, death, failure in or suspension of business, termination of current employment, dissolution or termination of existence of the undersigned or any guarantor or endorser of any of the Obligations, except as otherwise permitted by the Loan Agreement; (e) the filing of a petition in bankruptcy by or against the undersigned or any such guarantor or endorser, or the commencement of any proceedings in bankruptcy, or under any Acts of Congress relating to the relief of debtors, for the relief or readjustment of any indebtedness of the undersigned or any such guarantor or endorser, either through the commencement of voluntary liquidation, reorganization, composition, extension or otherwise, or the taking of any action by the undersigned or any such guarantor or endorser authorizing any of the foregoing; (f) the making of an assignment for the benefit of creditors or the taking advantage of any insolvency law by the undersigned or any such guarantor or endorser; (g) the appointment of a receiver, conservator, liquidator, or similar officer for, or for any property of, the undersigned or any such guarantor or endorser; (h) the occurrence of a default or event of default under the Loan Agreement; (i) the attachment of or restraint as to any Pledged Collateral -- then, or at any time after the happening of any such event of default, any or all of the Obligations then existing, although otherwise unmatured or contingent, shall at the option of the Lender, become due and payable forthwith, without demand upon or notice to the undersigned; provided, however, that in the event of any actual or deemed entry of an order for relief with respect to the undersigned, under the Federal Bankruptcy Code, any or all of the Obligations then existing, although otherwise unmatured or contingent, shall automatically become and be due and payable. Furthermore, upon the occurrence of any such event of default the Lender shall have all of the rights and remedies provided to a secured party by the Uniform Commercial Code in effect in New York State and Colorado State at that time and the undersigned further agrees that (1) in the event that notice is necessary, written notice mailed to the undersigned at the address given below three business days prior to the date of public sale of property subject to the security interest of the Lender or prior to the date after which private sale or any other disposition of said property will be made shall constitute reasonable notice, but notice given in any other reasonable manner or at any other reasonable time shall be sufficient; (2) without precluding any other methods of sale, the sale of property shall have been made in a commercially reasonable manner if conducted in conformity with reasonable commercial practices of banks disposing of similar property, but in any event, the Lender may sell at its option on such terms as it may choose without assuming any credit risk and without obligation to advertise; and (3) the Lender may require the undersigned to assemble the property subject to the security interest of the Lender and to make such property available to the Lender at a time and place designated by the Lender, all at the expense of the undersigned. Upon the occurrence of an event of default, if the fair market value of the Pledged Collateral exceeds $5,000,000, the maximum amount Lender shall be entitled to hereunder shall be Pledged Collateral with a fair market value of $5,000,000 (on the date that Lender exercises its rights with respect to such collateral).

         X. That all rights of the Lender and liens of the Lender shall continue unimpaired, and that the undersigned shall be and remain bound by the Obligations in accordance with the terms thereof, notwithstanding the release of any of the aforementioned property, or of any rights or interests therein, or any delay, extension of time, renewal, compromise or other indulgence granted by the Lender in reference to any of the Obligations or any promissory note, draft, bill of exchange or other instrument or other obligations given in connection therewith or constituting a part of the said property, the undersigned hereby waiving all notice of any such delay, extension, release, substitution, renewal, compromise or other indulgence, and hereby consenting to be bound thereby as fully and effectually as if the undersigned had expressly agreed thereto in advance.

         XI. That the Lender may, at its option and without obligation to do so, at any time after an event of default transfer to or register in the name of its nominee(s), including any "clearing corporation" or "custodian bank" as defined in the Uniform Commercial Code in effect in the state of New York or Colorado and any nominee(s) thereof, all or any part of the aforementioned property and it may do so before or after the maturity of any of the Obligations and with or without notice to the undersigned.

         XII. That the Lender may assign or otherwise transfer all or any of the Obligations, and may deliver all or any of the property to the transferee(s), who shall thereupon become vested with all the powers and rights in respect thereof given to the Lender herein or otherwise and the Lender shall thereafter be forever relieved and fully discharged from any liability or responsibility with respect thereto, all without prejudice to the retention by the Lender of all rights and powers not so transferred. Furthermore that the Lender may, in connection with any such assignment, transfer or delivery, disclose to the assignee or transferee or proposed assignee or proposed transferee any information relating to the undersigned furnished to the Lender by or on behalf of the undersigned, provided, that, prior to any such disclosure, the assignee or transferee or proposed assignee or proposed transferee shall agree to preserve the confidentiality of any confidential information related to the undersigned received by it from the Lender.

         XIII. That, if this agreement is executed by two or more parties, they shall be severally bound and committed hereunder, and the term "undersigned" wherever used herein shall be construed to refer to each of such parties separately, all in the same manner and with the same effect as if each of them had signed separate instruments. If any party hereto is a partnership, the agreements herein contained shall remain in force and applicable notwithstanding changes in the individuals comprising the partnership, and the term "undersigned" shall include any altered or successor partnerships, but the predecessor partnerships and their partners shall not thereby be released from any liability.

         XIV. That the Lender is authorized, at its option, to file Financing Statement(s), Amendments and Continuation Statement(s) without the signature of the undersigned with respect to any of the aforementioned property;

         XV. That, the Lender is irrevocably appointed the attorney-in-fact of the undersigned with full authority in the place and stead of the undersigned and in the name of the undersigned, in the Lender's name or otherwise, from time to time in the Lender's discretion, to take any action and to execute any instrument, document or agreement (including, without limitation, financing statements, amendments thereto and continuation statements) which the Lender may deem necessary or advisable to accomplish the purposes of this agreement including, without limitation, to perfect, preserve, and protect the security interest granted or purported to be granted hereunder.

         XVI. That, to induce the Lender to make any advance or extend any credit secured hereby, the undersigned represents and warrants as follows (which representations and warranties shall be deemed to be repeated on the date of each such advance or extension of credit after the date hereof): (a) If the undersigned is not an individual, it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; (b) the execution, delivery and performance of this agreement are within the capacity and powers of the undersigned, have been duly authorized by all necessary action, and do not contravene (i) if the undersigned is not an individual, the charter and other organizational documents of the undersigned, or (ii) any law, regulation or contractual restriction binding on or affecting the undersigned;
(c) no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance of this agreement by the undersigned; (d) this agreement is the legal, valid and binding obligation of the undersigned, enforceable against the undersigned in accordance with its terms; (e) there is no action or proceeding affecting the undersigned pending before any court, governmental agency or arbitrator, or threatened, and there is no other action or proceeding affecting the undersigned or any of the shareholders, directors, officers, partners, members or similar parties (as applicable) of the undersigned, pending before any court, governmental agency or arbitrator, or threatened; which in each case purports to affect the legality, validity or enforceability of this agreement or any document executed or delivered in connection herewith by the undersigned.

         XVII. That all notices by the Lender to the undersigned hereunder shall be in writing and sent by certified or registered mail, return receipt requested, by overnight delivery service, or by hand-delivery to the address of the undersigned specified below. All such notices shall be deemed given (i) if sent by certified or registered mail, three business days after being postmarked or (ii) if sent by overnight delivery service or by hand-delivery, when received at such address or when delivery is refused.

         XVIII. That, in case any provision in or obligation under this agreement or any other document related to this agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

         XIX. That this agreement and the other documents related to this agreement constitute the entire understanding between the parties hereto with respect to the subject matter hereof and supersede any prior or contemporaneous agreements, written or oral, with respect thereto.

         XX. That this agreement shall be deemed to have been made under, and shall be governed by, the laws of the State of Colorado in all respects, including matters of construction, validity and performance, and that none of its terms or provisions may be waives, altered, modified, or amended except as the Lender may consent thereto in writing.

         XXI. That, without limiting the right of the Lender to bring any action or proceeding against the undersigned or against property of the undersigned including, without limitation, property pledged to the Lender under this agreement (an "Action"), in the courts of other jurisdictions, the undersigned hereby irrevocably submits to the jurisdiction of any New York State, Colorado State or Federal court sitting in New York City or Colorado, and the undersigned hereby irrevocably agrees that any Action may be heard and determined in such New York State court, Colorado State court or in such Federal court. The undersigned hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of any Action in any jurisdiction. The undersigned hereby irrevocably agrees that the summons and complaint or any other process in any Action in any jurisdiction may be served by mailing to any of the addresses set forth below or by hand delivery to a person of suitable age and discretion at any of the addresses set forth below. Such service will be complete on the date such process is so mailed or delivered, and the undersigned will have thirty days from such completion of service in which to respond in the manner provided by law. The undersigned may also be served in any other manner permitted by law, in which event the undersigned's time to respond shall be the time provided by law.

         XXII. THAT BOTH THE UNDERSIGNED AND THE LENDER HEREBY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING UNDER OR RELATING TO ANY OBLIGATION OR THIS AGREEMENT.

         XXIII. That, until the Lender has given written notice to the Securities Intermediary that the Obligations have been paid in full and that any obligation of the Lender to make loans or other financial accommodations to the undersigned or the Borrower has been terminated (a "Notice of Termination"),
(x) the undersigned shall have no right, and the Securities Intermediary will not permit the undersigned, to withdraw or transfer all or any financial assets or credit balances in the Pledged Account, without the written consent of the Lender in each instance, and (y) the Securities Intermediary shall not, without the written consent of the Lender in each instance, accept or honor any instructions from or on behalf of the undersigned in respect of the Pledged Account, without the written consent of the Lender in each instance.

         XXIV. That, notwithstanding any other agreement between the undersigned and the Securities Intermediary or any obligation of the Securities Intermediary to the undersigned to the contrary, the Securities Intermediary agrees (x) as frequently as requested by the Lender, to transfer all available credit balances and financial assets in the Pledged Account to such account as may be designated by the Lender by wire transfer, depository transfer check, automatic clearing house electronic transfer, or otherwise, as the Lender may direct in its sole discretion and (y) to manage the Pledged Account and all financial assets and other items therein as the Lender may direct in writing from time to time (including using its best efforts to place or negotiate orders to sell securities in the Pledged Account and transferring the proceeds of sale to the Lender in accordance herewith), in each case until such time as the Securities Intermediary receives a Notice of Termination from the Lender.

         XXV. That the undersigned hereby irrevocably authorizes and instructs the Securities Intermediary to perform and comply with the terms of this agreement with respect to the Pledged Account.

         Dated, this 3rd day of May, 2000.



ACKNOWLEDGED AND AGREED:



NEW ERA OF NETWORKS, INC.

/s/ LEONARD GOLDSTEIN
----------------------------------
Signature
Name: LEONARD GOLDSTEIN
Title: CHIEF ADMINISTRATIVE OFFICER
Address: 6550 GREENWOOD PLAZA BLVD.
         GREENWOOD VILLAGE, CO

          CITICORP USA, INC.


          By: /s/ R. S. THOMPSON
              ---------------------
              Name:  R. S. Thompson
              Title:  Vice President

Securities Intermediary:
CITIBANK NA


By: /s/ PAUL V. GLORIOSO
   -----------------------------
Name:  PAUL V. GLORIOSO
Title: Vice President

                                                                 $29MM Term Loan

May 3, 2000

Citibank, N.A.
425 Park Avenue, 4th Floor
New York, NY 10022

RE: Account No. 554797 in the name of New Era of Networks, Inc. ("Pledgor"), maintained at Citibank, N.A. (the "Pledged Account").

Gentlemen:

Pursuant to a General Hypothecation Agreement dated of even date herewith (together with all amendments, restatements, or modifications which may occur at any time and from time to time, the "Hypothecation Agreement"), executed by the Pledgor in favor of Citicorp USA, Inc. ("Lender"), a copy of which is attached, the Pledgor has granted to Lender a lien upon and security interest in the property more specifically described in the Hypothecation Agreement, which property includes, but is not limited to, (i) the Pledged Account, (ii) all securities, cash, cash equivalents and all other assets or investments from time to time deposited therein and (iii) all income and proceeds of the foregoing (collectively, the "Pledged Collateral").

The undersigned hereby notify you of the existence of Lender's first lien on and security interest in the Collateral and request that you hold the Collateral as Lender's agent for purpose of allowing Lender's security interest to be perfected in accordance with applicable law.

The Pledgor hereby irrevocably and unconditionally instructs you (without further authority from the Pledgor) (i) to mark your records to reflect Lender's lien on and security interest in the Pledged Collateral, (ii) to provide Lender with a copy of any and all documentation and information forwarded to the Pledgor relating to the Pledged Collateral, including, without limitation, copies of each statement generated with respect to the Pledged Account, (iii) to not close the Pledged Account or release, sell, substitute or otherwise transfer any of the Pledged Collateral to the Pledgor or any third party, without the prior written consent of Lender.

The Pledgor further hereby irrevocably and unconditionally instructs and authorizes you, without further authority from the Pledgor, to promptly follow any and all instructions received from Lender from time to time with respect to the Pledged Collateral, including without limitation instructions as to the transfer, exchange, redemption or other disposition of any of the Pledged Collateral, it being agreed that any expenses chargeable by you in connection with such instructions shall be for the Pledgor's account. The Pledgor expressly acknowledges that such instruction and authorization is intended to give Lender "control" of the Pledged Account as defined in the Uniform Commercial Code as enacted in the State of New York and Colorado for the purposes of attaching and perfecting Lender's security interest in the Pledged Collateral pursuant to the New York and Colorado UCC. The Pledgor further agrees to indemnify and hold you harmless from any claim, lawsuit, demand or damage arising out of or in connection with your accepting instructions as to the Pledged Collateral in compliance with the terms and conditions of this letter.

The instructions and other provisions contained in this letter shall remain in full force and effect until Lender gives you notice in writing revoking the same. Until such notice, you are directed to follow only the instructions of Lender with respect to the Pledged Collateral, except for instructions as to voting and other consensual rights which shall remain exercisable by the Pledgor until Lender shall otherwise elect and notify you.

This letter shall be governed by and construed in accordance with the laws of the State of Colorado.

Kindly acknowledge (i) your receipt of this letter, (ii) your agreements to act as Lender's agent as described above and in accordance with all the instructions and provisions hereof and (iii) your confirmation that you have marked your records to reflect Lender's lien on and security interest in the Pledged Collateral, by signing the enclosed copy of this letter and returning it to Lender.

Each party signing below represents and warrants that such party, as well as any individual signing on such party's behalf, has due authority to sign and deliver this letter.

Very truly yours,


PLEDGOR:                                     CITICORP USA, INC.

NEW ERA OF NETWORKS, INC.                    By: /s/ R.S. THOMPSON
                                                 -------------------------------
By: /s/ LEONARD GOLDSTEIN                    Name: R.S. Thompson
    -------------------------------          Title: Vice President
Name: Leonard Goldstein
Title: Chief Administrative Officer


Agreed to and accepted as of the day first written above:

CITIBANK, N.A.

By: /s/ PAUL V. GLORIOSO
    -------------------------------
    Name: Paul V. Glorioso
    Title: Vice President